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EXHIBIT 10.47
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           SIXTH AMENDMENT TO THE RES-PBGC MEMORANDUM OF UNDERSTANDING
                             DATED NOVEMBER 2, 1998

         THIS SIXTH AMENDMENT to the RES-PBGC Memorandum of Understanding by and between the Pension Benefit Guaranty Corporation and RES Holding Corporation, is made and entered into as of the 12th day of April, 2000, by and between the Pension Benefit Guaranty Corporation and Republic Technologies International, LLC.

                                   WITNESSETH
                                   ----------

WHEREAS, by last signature dated November 2, 1998, RES Holding Corporation ("RES") and the Pension Benefit Guaranty Corporation ("PBGC") entered into a Memorandum of Understanding ("MOU"); and

WHEREAS, all events under clauses (i) and (ii) of Section 1 of the MOU have occurred, including the Combination of RES and RESI under a common ultimate parent ("Ultimate Parent"), such Ultimate Parent being Republic Technologies International, LLC ("RTI"); and

WHEREAS, under the MOU, RTI must make certain "Required Contributions," including a payment of $7,500,000 on January 1, 2000 and a payment of $7,500,000 on April 1, 2000; and

WHEREAS, effective December 29, 1999, RTI and PBGC executed an Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 15, 2000, while timely making the $2,000,000 payment; and

WHEREAS, effective March 15, 2000, RTI and PBGC executed a Second Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 22, 2000; and

WHEREAS, effective March 22, 2000, RTI and PBGC executed a Third Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until March 29, 2000; and

WHEREAS, effective March 29, 2000, RTI and PBGC executed a Fourth Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the January 1, 2000 payment until July 1, 2000; and

WHEREAS, effective March 31, 2000, RTI and PBGC executed a Fifth Amendment of the MOU under which PBGC agreed to allow RTI to defer $5,500,000 of the April 1, 2000 Required Contribution until April 12, 2000;


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NOW THEREFORE, RTI and PBGC agree to the following:

1. to change the words in the new row added by the Fifth Amendment to each table, "no later than 4/12/00" in the contribution "Date" column, to read "no later than 7/1/00."

2. Except as the MOU is modified by this Sixth Amendment and the prior five Amendments, the MOU remains unchanged and in full force and effect, and the parties hereby ratify and affirm the MOU as modified hereby.

IN WITNESS WHEREOF, the parties have signed and agreed as of the date first written above.



                                    PENSION BENEFIT GUARANTY CORPORATION




Date: April 12, 2000                By: /s/ Andrea E. Schneider
      --------------                    -----------------------------
                                        ANDREA E. SCHNEIDER, CHIEF NEGOTIATOR
                                        AND DIRECTOR CORPORATE FINANCE AND
                                        NEGOTIATIONS DEPARTMENT




                                    REPUBLIC TECHNOLOGIES INTERNATIONAL,LLC




Date: April 12, 2000                By: /s/ Joseph F. Lapinsky
      --------------                    ----------------------------


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